SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 28, 2004

                                CN BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


            Maryland                333-100460               52-1954386
  ---------------------------- --------------------- ---------------------------
  (State or other jurisdiction (Commission File No.)      (IRS Employer
        of incorporation)                              Identification Number)


                7401 Ritchie Highway, Glen Burnie, Maryland 21060
                 ----------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (410) 760-7000
                                  -------------

                                 Not Applicable.
                                 ---------------
          (Former name or former address, if changed since last report)

Item 10. Amendments to the Registrant's Code of Ethics
------------------------------------------------------

CN Bancorp, Inc. amended its Code of Ethics on June 21, 2004 expanding the Code to be more inclusive as to officers' and employees' activities. The amended Code of Ethics is attached as Exhibit 14 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         CN BANCORP, INC.

                                         /s/ Jan W. Clark
                                         ----------------
Dated: June 28, 2004                     President and Chief Executive Officer